SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):   April 27, 2004

TUCOWS INC.

(Exact Name of Registrant as Specified in Charter)

Pennsylvania	0-28284	23-2707366
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

96 Mowat Avenue, Toronto, Ontario, Canada		M6K 3M1
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (416) 535-0123

Item 2.                                                           Acquisition or Disposition of Assets.

On April 27, 2004, Tucows Inc., a Pennsylvania corporation (“Tucows”) completed its acquisition of all of the outstanding capital stock of Boardtown Corporation, a Mississippi corporation (“Boardtown”), pursuant to a Stock Purchase Agreement, dated as of April 21, 2004 (the “Purchase Agreement”) by and among Tucows, Boardtown, and the shareholders of Boardtown.  A copy of the Purchase Agreement is attached hereto as Exhibit 2.1.  Boardtown is a leading provider of billing and customer care software solutions to Internet Service Providers and Application Service Providers worldwide.

Pursuant to the purchase agreement, Tucows paid initial aggregate consideration to the shareholders of Boardtown consisting of (i) $2.0 million in cash and (ii) 356,631 shares of Tucows common stock.  In addition, Tucows placed $1.0 million in cash and 1,069,900 shares of its common stock into an escrow account.  Tucows will pay this additional consideration in the escrow account to the former shareholders of Boardtown contingent upon Boardtown meeting certain performance milestones.  The total consideration was determined based upon arm’s length negotiations between representatives of Tucows and Boardtown, and the cash portion of the consideration was funded by Tucows’ working capital.

Item 7.                                                           Financial Statements, Pro Forma Financial Information and Exhibits.

(a)                                  Financial Statements of Business Acquired.  It is impracticable for Tucows to file herewith the required financial statements in this Current Report on Form 8-K.  The financial statements of Boardtown required by this item will be filed by amendment to this Current Report on Form 8-K as soon as practicable, but no later than 60 days after the date this Current Report on Form 8-K is required to be filed.

(b)                                 Pro Forma Financial Information.  It is impracticable for Tucows to file herewith the required pro forma financial information in this Current Report on Form 8-K.  The pro forma financial information required by this item will be filed by amendment to this Current Report on Form 8-K as soon as practicable, but no later than 60 days after the date this Current Report on Form 8-K is required to be filed.

(c)                                  Exhibits.  The following exhibits are filed as part of this Current Report on Form 8-K:

Exhibit No.	Exhibit

2.1	Stock Purchase Agreement by and among Tucows Inc., Boardtown Corporation, and the shareholders of Boardtown listed on Schedule A thereto.*

99.1	Press Release of Tucows Inc., dated April 21, 2004.

*                                         The schedules and exhibits to Exhibit 2.1 have been intentionally omitted.   Tucows Inc. agrees to furnish supplementally a copy of any omitted schedule or exhibit upon request of the Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TUCOWS INC.

Date: May 11, 2004	By:	/s/ Elliot Noss
Elliot Noss
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Exhibit

2.1	Stock Purchase Agreement by and among Tucows Inc., Boardtown Corporation, and the shareholders of Boardtown listed on Schedule A thereto.*

99.1	Press Release of Tucows Inc., dated April 21, 2004.

*                                         The schedules and exhibits to Exhibit 2.1 have been intentionally omitted.   Tucows Inc. agrees to furnish supplementally a copy of any omitted schedule or exhibit upon request of the Securities and Exchange Commission.